UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 28, 2004
                                                --------------------------------



   GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing
      Agreement, dated as of December 1, 2004, relating to the GSAMP Trust
          2004-OPT Mortgage Pass-Through Certificates, Series 2004-OPT)
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             (Exact name of registrant as specified in its charter)



         Delaware                333-120274-03              13-3387389
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



  85 Broad Street, New York, New York                          10004
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code       (212) 902-1000
                                                   -----------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    Other Events.
             ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAMP Trust 2004-OPT Mortgage Pass-Through Certificates, Series 2004-OPT. On December 28, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Option One Mortgage Corporation, as servicer and responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee, of GSAMP Trust 2004-OPT Mortgage Pass-Through Certificates, Series 2004-OPT (the "Certificates"), issued in eleven classes. Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 Class B-3 and Class B-4 Certificates, with an aggregate scheduled principal balance as of November 1, 2004 of $705,406,946 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of December 22, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of December 1, 2004, by and among GS Mortgage Securities Corp., as depositor, Option One Mortgage Corporation, as servicer and responsible party, Wells Fargo Bank, National Association, as custodian, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 12, 2005                          GS MORTGAGE SECURITIES CORP.


                                                By:    /s/ Michelle Gill
                                                   -----------------------------
                                                   Name:   Michelle Gill
                                                   Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation  S-K
Exhibit No.            Description                                         Page
----------------       -----------                                         ----

     4                 Pooling and Servicing Agreement, dated as            6
                       of December 1, 2004, by and among GS
                       Mortgage Securities Corp., as depositor,
                       Option One Mortgage Corporation, as
                       servicer and responsible party, Wells
                       Fargo Bank, National Association, as
                       custodian, and Deutsche Bank National
                       Trust Company, as trustee